CTB SECURITIES TRUST FUND

Statement of Cash Flows

Period from September 11, 2000 (commencement of operations) to December 31, 2000



Cash flows from operating activities:
 Net increase in net assets resulting from operation           $27,897,238
 Adjustments to reconcile net income to net cash used in operating activities:
  Unrealized loss on investments                                  419,681
    Changes in operating assets and liabilities:
   Net increase in investments                                  (858,158,963)
   Increase in accrued interest receivable                      (6,361,063
   Increase in other assets                                       (24,208)
   Increase in other liabilities                                1,445,867

     Net cash used in operating activities                      (834,781,448)

Cash flows from financing activities:
 Capital contribution                                           904,855,283
 Distribution from investment income                            (28,000,000)
 Shares retired                                                    (1,000)

     Net cash provided by financing activities                  876,854,283

     Net increase in cash                                       42,072,835

Cash, beginning of period                                           1,000

Cash, end of period                                            $42,073,835


See accompanying notes to financial statement.